Q1 2024 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 42 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.4 billion at March 31, 2024 • Market Cap: $281 million at April 15, 2024 • Ownership (S&P Global as of April 15, 2024) • Institutional: 43% • Insider/ESOP: 14% | 3 Our Company Total Assets $3.4B Total Loans $2.6B Total Deposits $2.7B

| 4 Our Markets

Quarterly Financial Highlights

(dollars in thousands, except per share data)

	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
Profitability						
Net income	$ 10,776	$ 11,320	$ 9,781	$ 9,754	$ 9,385	$ 9,199
Diluted EPS	1.32	1.39	1.21	1.22	1.17	1.14
ROA	1.35 %	1.43 %	1.21 %	1.18 %	1.13 %	1.11 %
ROE	13.2	13.5	11.3	11.0	10.6	10.0
ROATCE[(1)]	18.8	18.8	15.5	15.2	14.5	13.4
Efficiency ratio	57.8	57.1	62.1	62.9	62.9	64.3
Provision for loan losses	1,987	814	511	351	665	141
Core pre-provision net income[(1)]	11,941	11,559	10,084	9,820	9,846	9,152
Balance Sheet						
Assets	$ 3,228,280	$ 3,266,970	$ 3,290,153	$ 3,317,729	$ 3,320,122	$ 3,357,604
Loans	2,430,750	2,466,392	2,510,759	2,569,094	2,581,638	2,621,690
Cash and cash equivalents	87,401	107,171	96,873	84,520	75,831	90,475
Allowance for loan losses	(29,299)	(30,118)	(30,639)	(31,123)	(31,537)	(31,461)
Total deposits	2,633,181	2,557,744	2,551,718	2,597,484	2,670,624	2,722,578
TCE Ratio	7.7 %	8.1 %	8.1 %	8.0 %	8.7 %	8.8 %
Loan/Deposit	92.3 %	96.4 %	98.4 %	98.9 %	96.7 %	96.3 %
Per Share Data						
Share price	$ 40.03	$ 33.03	$ 33.21	$ 31.87	$ 42.01	$ 38.31
Book value	39.82	41.66	42.22	42.30	45.04	45.73
Tangible book value[(1)]	29.20	31.09	31.59	31.67	34.45	35.17
Price / tangible book value per share	137 %	106 %	105 %	101 %	122 %	109 %
Dividend paid	$ 0.24	$ 0.25	$ 0.25	$ 0.25	$ 0.25	$ 0.25

(1) See appendix for reconciliation of Non-GAAP items.

Home Bancorp, Inc. | 5

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar-24 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 12.9% as of March 31, 2024 | 6 Asset Growth Texan Bank - $416 MM

Profitability 1.27 0.99 1.76 1.07 1.23 1.11 1.32 1.12 1.04 1.25 1.27 1.10 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 9.0 7.8 14.4 10.2 11.6 10.0 9.3 8.9 8.5 11.8 11.9 9.9 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 11.8 10.2 18.0 13.9 16.0 13.5 11.8 11.1 10.5 15.6 15.9 12.9 ROATCE Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 63.3 59.1 57.1 62.1 61.2 64.3 63.5 63.8 64.8 61.2 61.3 64.3 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Loan Portfolio (as of March 31, 2024) CRE, 47% 1-4 Mortgage, 17% C&I, 15% C&D, 13% Multifamily, 4% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 29% New Orleans, 27%Houston, 18% Northshore 14% Baton Rouge, 10% MS, 2% CRE Loan Portfolio • Owner Occupied - 53% • Non-owner Occupied - 47% 1Q 2024 annualized growth rate - 6% • Total loans - $2.6 billion • Houston market - 29% annualized growth rate | 8

Non-Owner Occupied CRE (as of March 31, 2024) | 9 • Average Balance $853K • Approximately 21.5% of total loans • $3.6 million or 0.6% of the N.O.O. portfolio is nonaccrual Retail - Multi-Tenant, 25% Hotel, 20% Office, 14% Other, 8% Warehouse/Industrial, 9% Mixed Use, 8% Retail - Single Tenant, 5% Other Specialty Use, 4% Medical Office, 3% Healthcare, 2% Restaurant/Bar, 2% Office Exposure Zero nonaccrual and criticized loans in office exposure Office Loans Total $81.0 million or 3.1% of total loans Average Office Loan Balance $1.2 million Geographic Exposure 44% 32% 10% 8% 6% Houston Baton Rouge Northshore Acadiana New Orleans

C&D Portfolio (as of March 31, 2024) Lots, Development and Unimproved Land, 24% 1-4 Family Construction, 27% Commercial Construction, 49% Composition | 10 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar-24 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $334.3 million Average Balance $536.8K $782K net charge-offs since 2009 0.3% on Nonaccrual or $920.4K

($ in m illi on s) $1.4 $3.8 $3.7 $(0.7) $2.3 $(0.1) $0.1 $(0.2) $21.1 $29.3 $31.5 $31.5 Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Mar 2024 $0 $10 $20 $30 $40 2023 (dollars in thousands) 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 Total Loans $ 2,466,392 $ 2,510,759 $ 2,569,094 $ 2,581,638 $ 2,621,690 Total nonperforming loans 11,232 12,196 11,949 8,814 20,349 Total special mention loans 9,778 9,511 9,046 7,928 8,578 Total substandard loans 23,519 27,252 31,046 28,168 35,128 Total criticized loans $ 33,297 $ 36,763 $ 40,092 $ 36,096 $ 43,706 Nonperforming loans / Total loans 0.46% 0.49% 0.47% 0.34% 0.78 % Criticized loans / Total loans 1.35% 1.46% 1.56% 1.40% 1.67 % ALL / Total Loans 1.22% 1.22% 1.21% 1.22% 1.20% 20242021 Changes in ALL | 11 2022

1.16 1.21 1.30 0.77 0.49 0.34 0.31 0.65 1.01 0.72 0.75 0.40 0.28 0.14 0.20 0.53 NPAs / Total Assets Originated NPAs / Total Assets 2017 2018 2019 2020 2021 2022 2023 Mar-24 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.00 0.15 0.09 0.12 0.09 0.03 0.00 0.03 2017 2018 2019 2020 2021 2022 2023 Mar-24 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 57 63 63 165 146 267 304 143 ALL / NPAs 2017 2018 2019 2020 2021 2022 2023 March- 24 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.74 1.94 1.73 1.03 0.83 0.41 0.52 0.83% 0.82 0.87 1.32 0.74 0.57 0.32 0.36 0.85% Past Due Loans / Loans Originated Past Due / Originated Loans 2017 2018 2019 2020 2021 2022 2023 Mar-24 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 12

Investment Portfolio | 13 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $212 $(25) 4.7 CMBS 157 (11) 3 Muni 55 (8) 6.4 CMO 19 (1) 3.8 Agency 19 (1) 3.2 Corp 7 (1) 1.6 Total $469 $(47) 4.2 10 Year Investment Cash Flow 6% 18% 34% 51% 63% 70% 77% 82% 86% 90% Expected Principal Cash Flows (dollars in thousands Percentage of Cash Flows - Cumulative FYE 2024 FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 $— $10,000.00 $20,000.00 $30,000.00 $40,000.00 $50,000.00 $60,000.00 $70,000.00 $80,000.00 $90,000.00 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 45.2% CMBS 33.5% Muni 11.7% CMO 4.1% Agency 4.0% Corp 1.5% 13% of total assets 2.4% Q1 yield $46.6 million unrealized loss ~ 9.9% of book value 99.7% AFS $3.2 million MV decline in Q1 $9.0 million decline in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 9% Mississippi, 8% Baton Rouge, 4% $ in m illi on s 25% 24% 28% 30% 34% 28% 27% 27% 28% 29% 31% 25% 24% 23% 20% 22% 17% 13% 13% 24% 26% 17% 15% 15% 15% 16% 15% 16% 11% 11% 11% 11% 12% 9% 8% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2018 2019 2020 2021 2022 2023 Mar 2024 $1,600 $2,000 $2,400 $2,800 Change (dollars in thousands) 3/31/2023 12/31/2023 3/31/2024 QoQ YoY Demand Deposits $ 854,736 $ 744,424 $ 742,177 $ (2,247) $ (112,559) Savings 288,788 231,624 228,047 (3,577) (60,741) Money Market 384,809 408,024 423,521 15,497 38,712 NOW 657,499 641,818 630,962 (10,856) (26,537) CDs 371,912 644,734 697,871 53,137 325,959 Total Deposits $ 2,557,744 $ 2,670,624 $ 2,722,578 $ 51,954 $ 164,834 Deposits (as of March 31, 2024) | 14 $32,905 Average deposit size 27% Non-interest bearing deposit composition

Deposits (as of March 31, 2024) | 15 Retail Business Public Broker Total FDIC Insured 46% 18% —% —% 64% Uninsured (1) 8 14 — — 22 Reciprocal — 4 — — 4 Public Funds — — 8 — 8 Brokered Deposits — — — 2 2 Total 54% 36% 8% 2% 100% Cost of Deposits 0.15 0.17 0.23 0.41 0.62 0.93 1.20 1.42 1.52 0.46 0.42 0.42 0.57 1.38 2.49 3.40 4.01 4.41 0.20 0.22 0.27 0.44 0.77 1.30 1.84 2.24 2.52 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 — 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 4.00 4.25 4.50 4.75 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q1 2024 FHLB availability $ 1,107,888 Unencumbered investments (book) 86,091 FRB discount window 500 Total primary funding sources $ 1,194,479 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,249,479 Uninsured Deposits(1) Approximately $595 million or 22% of total deposits Coverage of Uninsured Deposits(2) 201%

3.76 4.11 4.38 4.18 3.94 3.75 3.69 3.64 3.61 3.69 3.63 NIM 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 Jan- 24 Feb- 24 Mar- 24 3.60% 4.00% 4.40% 4.80% NIM (TE) 4.94 5.17 5.43 5.67 5.82 5.95 6.08 6.18 Loan Yield 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 4.50% 5.00% 5.50% 6.00% 6.50% Yield on Loans 0.25 0.46 0.70 1.33 1.91 2.37 2.62 2.79 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 0.0% 1.0% 2.0% 3.0% 4.0% Cost of Interest-Bearing Liabilities Yields | 16 $135 million borrowing under Federal Reserve BTFP at a cost of 4.76% and no Short-term FHLB advances at March 31, 2024 NIM 3.64% for the quarter ended March 2024 1.82% Cost of total deposits for the quarter ended March 2024 MonthQuarter

Rate Shock 1 Year % Change in NII 200 3.4% 100 1.8% (100) (2.8)% (200) (5.2)% % of assets 2019 2023 Q1 2024 Q1 Cash 2% 3% 3% Investments 12% 14% 13% Loans, excluding PPP 78% 75% 80% Other Assets 8% 8% 7% NMD - noninterest-bearing 20% 26% 23% NMD - interest-bearing 45% 41% 39% CDs 18% 11% 21% Total Deposits 83% 78% 83% Borrowings 2% 8% 5% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 11% Loan portfolio effective duration ~ 2.3 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 1Q2024 Interest-bearing deposits 36% 40% 44% Total deposits 27% 31% 32% Interest-bearing liabilities 33% 40% 48% Funding earning assets 23% 29% 34% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 17 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19 Q2- 19 Q3- 19 Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 Q4- 21 Q1- 22 Q2- 22 Q3- 22 Q4- 22 Q1- 23 Q2- 23 Q3- 23 Q4- 23 Q1- 24 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 4.2 35% of loan portfolio is variable

0.62 0.62 0.62 0.57 0.54 0.44 0.46 0.43 2017 2018 2019 2020 2021 2022 2023 Mar-24 YTD 0.40% 0.50% 0.60% 0.70% Noninterest Income(1) / Assets 2.79 2.83 2.87 2.53 2.41 2.51 2.52 2.51 2017 2018 2019 2020 2021 2022 2023 Mar- 24 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Service fees and charges $ 1,250 $ 1,230 $ 1,277 $ 1,235 $ 1,254 Bank card fees 1,787 1,715 1,903 1,646 1,575 Gain on sale of loans 57 26 687 46 87 Loss on sale of securities, net (249) — — — — Loss on sale of assets, net (17) (3) — (7) 6 Other 483 480 532 558 627 Total noninterest income $ 3,311 $ 3,448 $ 4,399 $ 3,478 $ 3,549 Noninterest income less loss on sale of securities and assets $ 3,577 $ 3,451 $ 4,399 $ 3,485 $ 3,543 (dollars in thousands) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Compensation $ 12,439 $ 12,601 $ 12,492 $ 11,401 $ 12,170 Data processing 2,321 2,132 2,496 2,423 2,514 Occupancy 2,350 2,447 2,410 2,467 2,454 Provision for unfunded 210 151 — 140 — Other 2,620 3,628 3,940 4,173 3,730 Total noninterest expense $ 19,940 $ 20,959 $ 21,338 $ 20,604 $ 20,868 Foreclosed asset recovery (739) — — — — Noninterest expense excl. provision for unfunded and merger expenses $ 20,469 $ 20,808 $ 21,338 $ 20,464 $ 20,868 Noninterest Income & Expense | 18

$0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 $1.00 $0.50 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0.00 $0.50 $1.00 $1.50 Dividends Per Share 25.16 27.22 29.60 34.00 29.57 29.20 34.45 35.1725.39 27.15 29.00 33.92 31.16 33.95 38.30 39.28 Tangible book value Tangible book value excluding AOCI 2018 2019 2020 2021 March 2022 2022 2023 March 2024 $20 $25 $30 $35 $40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2018 30,887 $ 38.66 $ 1,194,061 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 (as of 4/15/2024) 21,303 38.78 826,151 Total 1,700,826 $ 33.49 $ 56,968,342 Capital | 19 ~ 415,143 shares remaining in current plans as of April 15, 2024 New Share Repurchase Plan approved 405,000 13% Shares repurchased since 2017 8.7% CAGR TBV / share, excluding AOCI since 2018 Cash acquisition - Texan Bank Cash dividend of $0.25 per share payable on May 10, 2024 * *payable in May 2024

9.7 9.8 10.4 11.0 11.2 13.9 14.7 12.4 13.0 13.2 15.2 15.9 13.6 14.2 14.4 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2020 2021 2022 2023 1Q 2024 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 20 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI Losses (1) As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 13.2% 11.9% 11.6% 10.4% Tier 1 risk based capital 13.2% 11.9% 11.6% 10.4% Total risk based capital 14.4% 13.2% 14.8% 13.6% Tier 1 leverage capital 11.2% 10.2% 9.9% 8.8% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of 3/31/2024

Investment Perspective | 21

| 22

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
Total shareholders' equity	$ 329,954	$ 345,100	$ 346,117	$ 345,332	$ 367,444	$ 372,285
Less: intangible assets	87,973	87,527	87,138	86,749	86,372	86,019
Non-GAAP tangible shareholders' equity	$ 241,981	$ 257,573	$ 258,979	$ 258,583	$ 281,072	$ 286,266
Reported net income	$ 10,776	$ 11,320	$ 9,781	$ 9,754	$ 9,385	$ 9,199
Add: amortization CDI, net tax	350	352	307	307	298	279
Non-GAAP tangible net income	$ 11,126	$ 11,672	$ 10,088	$ 10,061	$ 9,683	$ 9,478
Return on average equity	13.2 %	13.5 %	11.3 %	11.0 %	10.6 %	10.0 %
Add: intangible assets	5.6	5.3	4.2	4.2	3.9	3.4
Non-GAAP return on tangible common equity	18.8 %	18.8 %	15.5 %	15.2 %	14.5 %	13.4 %
Book value per share	$ 39.82	$ 41.66	$ 42.22	$ 42.30	$ 45.04	$ 45.73
Less: intangible assets	10.62	10.57	10.63	10.63	10.59	10.56
Non-GAAP tangible book value per share	$ 29.20	$ 31.09	$ 31.59	$ 31.67	$ 34.45	$ 35.17
Reported net income	$ 10,776	$ 11,320	$ 9,781	$ 9,754	$ 9,385	$ 9,199
Less: PPP loan income	26	26	24	23	22	22
Less: gain (loss) on sale of assets	9	(17)	(3)	—	(7)	6
Less: gain (loss) on sale of securities	—	(249)	—	—	—	—
Less: loan discount accretion	750	668	647	634	583	525
Add: provision for loan losses	1,987	814	511	351	665	141
Add: provision (reversal) for credit losses on unfunded commitments	(170)	210	151	—	140	—
Add: CDI amortization	443	446	389	389	377	353
Add: One-time recovery of foreclosed asset	—	(739)	—	—	—	—
Total non-core items, net of taxes	1,165	239	303	66	461	(47)
Core pre-provision net income [1]	$ 11,941	$ 11,559	$ 10,084	$ 9,820	$ 9,846	$ 9,152

Home Bancorp, Inc. | 23

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	Mar-24 YTD
Total shareholders' equity	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 372,285
Less: intangible assets	64,472	63,112	61,949	87,973	86,372	86,019
Non-GAAP tangible shareholders' equity	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 286,266
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 9,199
Add: amortization CDI, net tax	1,251	1,074	919	1,266	1,264	279
Non-GAAP tangible income	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 9,478
Return on average equity	9.0 %	7.8 %	14.4 %	10.2 %	11.6 %	10.0 %
Add: intangible assets	2.8	2.4	3.6	3.7	4.4	3.4
Non-GAAP return on tangible common equity	11.8 %	10.2 %	18.0 %	13.9 %	16.0 %	13.4 %
Originated loans	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,219,485
Acquired loans	463,160	354,815	246,324	469,325	412,138	402,205
Total loans	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,621,690
Originated NPAs	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 17,749
Acquired NPAs	12,121	9,628	6,116	6,487	3,871	4,201
Total NPAs	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 21,950
Originated past due loans	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 18,923
Acquired past due loans	13,098	8,335	6,146	3,683	5,569	2,828
Total past due loans	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 21,751
Average assets	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,333,883
Less: average PPP loans	—	169,665	169,149	15,691	5,997	5,393
Average assets excluding PPP loans	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,328,490

Home Bancorp, Inc. | 24

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	Mar-24 YTD
Reported noninterest income	$ 14,415	$ 14,305	$ 16,271	$ 13,885	$ 14,636	$ 3,549
Less: BOLI benefit	1,194	—	1,717	—	—	—
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	6
Non-GAAP noninterest income	$ 13,568	$ 14,305	$ 15,058	$ 13,859	$ 14,912	$ 3,543
Reported noninterest expense	$ 63,605	$ 62,981	$ 66,982	$ 81,909	$ 82,841	$ 20,868
Less: lease termination	291	—	—	—	—	—
Less: severance pay	287	—	—	—	—	—
Less: one-time foreclosed asset recovery	—	—	—	—	739	—
Less: merger-related expenses	—	—	299	1,971	—	—
Non-GAAP noninterest expense	$ 63,027	$ 62,981	$ 66,683	$ 79,938	$ 82,102	$ 20,868
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 9,199
Less: PPP loan income	—	5,895	13,208	1,359	95	22
Less: Write of FDIC loss share receivable	(680)	—	—	—	—	—
Less: BOLI benefit	1,194	—	1,717	—	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	6
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—
Less: loan discount accretion	3,503	4,097	2,361	2,933	2,532	525
Add: provision (reversal) for loan losses	3,014	12,728	(10,161)	7,489	2,341	141
Add: provision for credit losses on unfunded commitments	—	—	390	278	501	—
Add: CDI amortization	1,583	1,360	1,163	1,602	1,601	353
Add: lease termination	291	—	—	—	—	—
Add: severance pay	287	—	—	—	—	—
Add: one-time foreclosed asset recovery	—	—	—	—	(739)	—
Add: merger-related expenses	—	—	299	1,971	—	—
Non-core items, net of taxes	1,189	3,236	(19,822)	5,547	1,069	(47)
Core pre-provision net income [1]	$ 29,121	$ 28,001	$ 28,799	$ 39,619	$ 41,309	$ 9,152

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 25

2018 2019 2020 2021 1Q2022 2022 2023 Mar-24 YTD Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 372,285 Less: intangible assets 66,055 64,472 63,112 61,949 87,569 87,973 86,372 86,019 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 286,266 Less: AOCI (2,206) 692 5,274 744 (13,465) (39,307) (31,382) (33,501) Non-GAAP tangible shareholders' equity AOCI adjusted $ 240,191 $ 251,165 $ 253,456 $ 289,210 $ 263,400 $ 281,288 $ 312,454 $ 319,767 Shares Outstanding 9,459,050 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,140,380 Book value per share $ 32.14 $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 45.73 Less: intangible assets 6.98 6.97 7.22 7.27 10.36 10.62 10.59 10.56 Non-GAAP tangible book value per share $ 25.16 $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 35.17 Less: AOCI (0.23) 0.07 0.60 0.08 (1.59) (4.75) (3.85) (4.11) Non-GAAP tangible book value per share AOCI adjusted $ 25.39 $ 27.15 $ 29.00 $ 33.92 $ 31.16 $ 33.95 $ 38.30 $ 39.28 Appendix (non-GAAP reconciliation) | 26 (dollars in thousands except for per share data) )